UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2023

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 Hopyard Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices, including zip code)

(925) 463-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	OTC Pink

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K originally filed on May 1, 2023 (the “Original Form 8-K”) is being filed by Peak Bio, Inc. (the “Company”) solely to correct the following items disclosed in Item 1.01 of the Original 8-K due to administrative errors: (i) the aggregate number of Warrants (as defined below) issued by the Company, (ii) the number of shares of the Company’s common stock underlying the Placement Agent Warrant (as defined below) issued by the Company and (iii) the amount of the Placement Agent (as defined below) commission. All other disclosures and exhibits of the Original Form 8-K remain unchanged.

Item 1.01.	Entry Into a Material Definitive Agreement.

Convertible Note and Warrant Subscription Agreements; Key Company Stockholder Subscription Agreement

On April 28, 2023, Peak Bio, Inc., a Delaware corporation (the “Company”), and certain investors (the “Convertible Note and Warrant Investors”) entered into separate subscription agreements (the “Convertible Note and Warrant Subscription Agreements”) for the purchase of convertible promissory notes (the “Convertible Notes”) in the aggregate principal amount of $2,195,034 (the “Convertible Notes”) and an aggregate amount of 3,658,390 warrants (the “Warrants”).

As previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023, the Company and Hoyoung Huh, MD, PhD (the “Key Company Stockholder”) entered into a Debt Conversion Agreement effective April 5, 2023 (the “Key Company Stockholder Debt Conversion Agreement”), pursuant to which the Key Company Stockholder agreed to convert a pro rata portion of the Company’s outstanding debt owed to the Key Company Stockholder (and his affiliate, Hannol Ventures LLC), in the aggregate amount of $2,031,034, on a pro rata basis based upon his approximately 34% ownership of the Company’s outstanding common stock into future qualified financings of at least $1 million during the 180-day period following the date of the Key Company Stockholder Debt Conversion Agreement. In accordance with the Key Company Stockholder Debt Conversion Agreement, effective April 28, 2023, the Key Company Stockholder and the Company entered into a subscription agreement providing for the conversion of a pro rata portion of such debt in the amount of $1,130,775 into a Convertible Note and 1,884,625 Warrants (the “Key Company Stockholder Subscription Agreement”) at the initial closing of the Convertible Note and Warrant Subscription Agreements and providing for the future conversion of up to the remaining pro rata portion of such debt upon future closings of additional Convertible Note and Warrant Subscription Agreements.

Accordingly, the aggregate principal amount of the Convertible Notes issued to the Convertible Note and Warrant Investors and to the Key Company Stockholder was $3,325,809. Pursuant to the Convertible Note and Warrant Subscription Agreements and the Key Company Stockholder Subscription Agreement, the Company issued (i) Convertible Notes that carry an interest rate of 6% per annum, have a maturity date six months following the issuance date, and are convertible prior to maturity by the holder into shares of the Company’s common stock at a price per share of $0.60 and (ii) for each share of common stock of the Company into which a Convertible Note is convertible, the Convertible Note and Warrant Investor, or the Key Company Stockholder, as the case may be, received a Warrant to purchase an equal number of shares of the Company’s common stock at a price per share of $0.60. The Warrants have a 5-year term.

In addition, with respect to the Key Company Stockholder Forward Purchase Agreement, dated April 28, 2022 (as amended on December 29, 2022) (the “Key Company Stockholder Forward Purchase Agreement”), as previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2023, the Key Company Stockholder Subscription Agreement replaced and superseded the Key Company Stockholder Forward Purchase Agreement.

Placement Agent Warrant

In connection with the issuance of the Convertible Notes and the Warrants, on April 28, 2023, in consideration for its services in respect of the financing described above, the Company also issued to Paulson Investment Company, LLC (the “Placement Agent”) a Purchase Warrant (the “Placement Agent Warrant”) to purchase 209,670 shares of the Company’s common stock at a price per share of $0.60. The Placement Agent Warrant has a 5-year term. In addition, the Company paid the Placement Agent a commission of approximately $125,000.

The foregoing descriptions of the Convertible Note and Warrant Subscription Agreements, the Convertible Notes, the Warrants, and the Key Company Stockholder Subscription Agreement, the Placement Agent Warrant, and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the text of the Form of Convertible Note and Warrant Subscription Agreements, the Form of Convertible Notes, the Form of Warrant, the Key Company Stockholder Subscription Agreement and the Placement Agent Warrant which are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Form of Convertible Note and Warrant Subscription Agreement, dated April 28, 2023, by and between Peak Bio, Inc. and the Investors party thereto.

10.2*	Form of Convertible Note, dated April 28, 2023.

10.3*	Form of Warrant, dated April 28, 2023.

10.4*	Key Company Stockholder Subscription Agreement, dated April 28, 2023, by and between Peak Bio, Inc. and Hoyoung Huh.

10.5*	Purchase Warrant, dated April 28, 2023, issued to Paulson Investment Company, LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK BIO, INC.
Dated: May 22, 2023

	By:	/s/ Stephen LaMond
	Name:	Stephen LaMond
	Title:	Interim Chief Executive Officer